SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 28, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations

Nature of Operations

        We develop innovative identification and decorative solutions for businesses and consumers worldwide. Our products include pressure-sensitive labeling technology and materials; graphics imaging media; retail branding and information solutions; radio-frequency identification ("RFID") inlays and tags; specialty tapes; and medical solutions.

Principles of Consolidation

Principles of Consolidation

        The consolidated financial statements include the accounts of majority-owned subsidiaries. Intercompany accounts, transactions and profits are eliminated in consolidation. Investments representing less than 20% ownership and in which we do not have significant influence are accounted for using the cost method of accounting.

Financial Presentation

Financial Presentation

        As further discussed in Note 2, "Discontinued Operations, Exit/Sale of Product Lines, Sale of Assets and Assets Held for Sale," we have classified the operating results of our Office and Consumer Products ("OCP") and Designed and Engineered Solutions ("DES") businesses, together with certain costs associated with their divestiture, as discontinued operations in the Consolidated Statements of Income for all periods presented. The results and financial condition of discontinued operations have been excluded from the notes to our Consolidated Financial Statements, except for certain prior-year balances related to the DES business and as otherwise indicated. Prior to this divestiture, the OCP business was reported as a reportable segment and the DES business was included in our other specialty converting businesses.

        Certain prior year amounts have been reclassified to conform to current year presentation.

Segment Reporting

Segment Reporting

        We have the following two reportable segments for financial reporting purposes:

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  Pressure-sensitive Materials – manufactures and sells pressure-sensitive labeling technology and materials, films for graphic and reflective applications, performance polymers (largely adhesives used to manufacture pressure-sensitive materials), and specialty tapes; and
  •
  Retail Branding and Information Solutions – designs, manufactures and sells a wide variety of branding and information products and services, including brand and price tickets, tags and labels (including RFID inlays), and related services, supplies and equipment.

        Certain operating segments are aggregated or combined based on materiality, quantitative factors, and similar qualitative economic characteristics, including primary products, production processes, customers, and distribution methods. Operating segments that do not exceed the quantitative thresholds or are not considered for aggregation are reported in a category entitled "other specialty converting businesses," which is comprised of a business that produces medical solutions.

        Refer to Note 13, "Segment Information," for further information.

Fiscal Year	Fiscal Year Our 2013, 2012, and 2011 fiscal years consisted of 52-week periods ending December 28, 2013, December 29, 2012, and December 31, 2011, respectively.
Use of Estimates

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or GAAP, requires management to make estimates and assumptions for the reporting period and as of the financial statement date. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expense. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

        Cash and cash equivalents consist of cash on hand, deposits in banks, and short-term investments with maturities of three months or less when purchased. The carrying value of these assets approximates fair value due to the short maturity of the instruments. Cash paid for interest and income taxes, including amounts paid for discontinued operations, were as follows:

(In millions)	2013	2012	2011

Interest, net of capitalized amounts	$64.1	$68.0	$65.0
Income taxes, net of refunds	129.4	97.7	70.5

        Capital expenditures accrued but not paid, including amounts for discontinued operations, were $11.5 million in 2013, $12 million in 2012, and $9.5 million in 2011.

Accounts Receivable

Accounts Receivable

        We record trade accounts receivable at the invoiced amount. The allowances for doubtful accounts represent allowances for customer trade accounts receivable that are estimated to be partially or entirely uncollectible. The customer complaint reserve represents estimated sales returns and allowances. These allowances are used to reduce gross trade receivables to their net realizable values. We record these allowances based on estimates related to:

  •
  Customer-specific allowances;
  •
  Amounts based upon an aging schedule; and
  •
  An amount, based on our historical experience, for allowances not yet identified.

        No single customer represented 10% or more of our net sales in, or trade accounts receivable at, year-end 2013 or 2012. However, during 2013, our ten largest customers by net sales represented 12% of our net sales. As of December 28, 2013, our ten largest customers by trade accounts receivable represented 14% of our trade accounts receivable. These customers were concentrated in the Pressure-sensitive Materials segment. We do not generally require our customers to provide collateral.

Inventories

Inventories

        Inventories are stated at the lower-of-cost-or-market value and are categorized as raw materials, work-in-progress or finished goods. Cost is determined using the first-in, first-out ("FIFO") method. Inventory reserves are recorded to cost of products sold for damaged, obsolete, excess and slow-moving inventory and we establish a lower cost basis for the inventory. We use estimates to record these reserves. Slow-moving inventory is reviewed by category and may be partially or fully reserved for depending on the type of product, level of usage, and the length of time the product has been included in inventory.

        Net inventories at year-end were as follows:

(In millions)	2013	2012

Raw materials	$196.3	$184.5
Work-in-progress	149.0	139.2
Finished goods	148.8	149.6

Inventories, net	$494.1	$473.3

Property, Plant and Equipment

Property, Plant and Equipment

        Major classes of property, plant and equipment, stated at cost, at year-end were as follows:

(In millions)	2013	2012

Land	$47.0	$56.5
Buildings and improvements	580.2	660.5
Machinery and equipment	2,001.3	2,090.5
Construction-in-progress	74.3	63.6

Property, plant and equipment	2,702.8	2,871.1
Accumulated depreciation	(1,780.3)	(1,855.6)

Property, plant and equipment, net	$922.5	$1,015.5

        Depreciation is generally computed using the straight-line method over the estimated useful lives of the assets, ranging from three to forty-seven years for buildings and improvements and two to thirty years for machinery and equipment. Leasehold improvements are depreciated over the shorter of the useful life of the asset or the term of the associated leases. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of assets, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in net income. The carrying amounts of capital lease assets were not significant at year-end 2013 and 2012.

Software

Software

        We capitalize internal and external software costs that are incurred during the application development stage of software development, including costs incurred for the design, coding, installation to hardware, testing, and upgrades and enhancements that provide additional functionalities and capabilities to the software and hardware. Internal and external software costs during the preliminary project stage are expensed, as are those costs during the post-implementation and/or operation stage, including internal and external training costs and maintenance costs.

        Capitalized software, which is included in "Other assets" in the Consolidated Balance Sheets, is amortized on a straight-line basis over the estimated useful life of the software, ranging from two to ten years. Capitalized software costs at year-end were as follows:

(In millions)	2013	2012

Cost	$427.9	$388.4
Accumulated amortization	(264.6)	(236.3)

Software, net	$163.3	$152.1

        Software amortization expense from continuing operations was $35.3 million in 2013, $30.7 million in 2012, and $32.1 million in 2011.

Impairment of Long-lived Assets

Impairment of Long-lived Assets

        Impairment charges are recorded when the carrying amounts of long-lived assets are determined not to be recoverable. Recoverability is measured by comparing the undiscounted cash flows expected to result from their use and eventual disposition to the carrying value of the related asset or asset group. The amount of impairment loss is calculated as the excess of the carrying value over the fair value. Historically, changes in market conditions and management strategy have caused us to reassess the carrying amount of our long-lived assets.

Goodwill and Other Intangibles Resulting from Business Acquisitions

Goodwill and Other Intangibles Resulting from Business Acquisitions

        Business combinations are accounted for by the acquisition method, and the excess of the acquisition cost over the fair value of net tangible assets and identified intangible assets acquired is considered goodwill. As a result, we disclose goodwill separately from other intangible assets. Other identifiable intangibles include customer relationships, patents and other acquired technology, trade names and trademarks, and other intangibles.

        We have the following reporting units: materials; retail branding and information solutions; reflective solutions; performance tapes; and medical solutions. In performing the required impairment tests, we primarily apply a present value (discounted cash flow) method to determine the fair value of the reporting units with goodwill. We perform our annual impairment test of goodwill during the fourth quarter.

        Certain factors may result in the need to perform an impairment test prior to the fourth quarter, including significant underperformance of a business relative to expected operating results, significant adverse economic and industry trends, significant decline in our market capitalization for an extended period of time relative to net book value, or a decision to divest an individual business within a reporting unit.

        We determine goodwill impairment using a two-step process. The first step is to identify if a potential impairment exists by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered to have a potential impairment and the second step of the impairment test is not necessary. However, if the carrying amount of a reporting unit exceeds its fair value, the second step is performed to determine if goodwill is impaired and to measure the amount of impairment loss to recognize, if any.

        The second step, if necessary, compares the implied fair value of goodwill with the carrying amount of goodwill. If the implied fair value of goodwill exceeds the carrying amount, then goodwill is not considered impaired. However, if the carrying amount of goodwill exceeds the implied fair value, an impairment loss is recognized in an amount equal to that excess.

        In consultation with outside specialists, we estimate the fair value of our reporting units using various valuation techniques, with the primary technique being a discounted cash flow analysis. A discounted cash flow analysis requires us to make various assumptions about the reporting units, including sales, operating margins, growth rates, and discount rates. Assumptions about discount rates are based on a weighted-average cost of capital for comparable companies. Assumptions about sales, operating margins, and growth rates are based on our forecasts, business plans, economic projections, anticipated future cash flows and marketplace data. Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period. We base our fair value estimates on projected financial information and assumptions that we believe are reasonable. However, actual future results may differ from those estimates and projections, and those differences may be material. The valuation methodology used to estimate the fair value of reporting units requires inputs and assumptions that reflect current market conditions, as well as the impact of planned business and operational strategies that require management judgment. The estimated fair value could increase or decrease depending on changes in the inputs and assumptions.

        We test indefinite-lived intangible assets, consisting of trademarks, for impairment in the fourth quarter or whenever events or circumstances indicate that it is more likely than not that their carrying values exceed their fair values. Fair value is estimated as the discounted value of future revenues using a royalty rate that a third party would pay for use of the asset. Variation in the royalty rates could impact the estimate of fair value. If the carrying amount of an asset exceeds its implied fair value, an impairment loss is recognized in an amount equal to that excess.

        See also Note 3, "Goodwill and Other Intangibles Resulting from Business Acquisitions."

Foreign Currency

Foreign Currency

        Asset and liability accounts of international operations are translated into U.S. dollars at current rates. Revenues and expenses are translated at the weighted-average currency rate for the fiscal year. Translation gains and losses of subsidiaries operating in hyperinflationary economies, if any, are included in net income in the period incurred. Gains and losses resulting from hedging the value of investments in certain international operations and from translation of balance sheet accounts are recorded directly as a component of other comprehensive income.

        Gains and losses resulting from foreign currency transactions are included in income in the period incurred. Transactions in foreign currencies (including receivables, payables and loans denominated in currencies other than the functional currency), including hedging impacts, decreased net income by $7.9 million, $8.8 million, and $4.4 million in 2013, 2012, and 2011, respectively.

        We had no operations in hyperinflationary economies in fiscal years 2013, 2012, or 2011.

Financial Instruments

Financial Instruments

        We enter into foreign exchange hedge contracts to reduce our risk from exchange rate fluctuations associated with receivables, payables, loans and firm commitments denominated in certain foreign currencies that arise primarily as a result of our operations outside the U.S. We enter into interest rate contracts to help manage our exposure to certain interest rate fluctuations. We also enter into futures contracts to hedge certain price fluctuations for a portion of our anticipated domestic purchases of natural gas. The maximum length of time for which we hedge our exposure to the variability in future cash flows for forecasted transactions is 36 months.

        On the date we enter into a derivative contract, we determine whether the derivative will be designated as a hedge. Those derivatives not designated as hedges are recorded on the balance sheets at fair value, with changes in the fair value recognized in earnings. Those derivatives designated as hedges are classified as either (1) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment (a "fair value" hedge); or (2) a hedge of a forecasted transaction or the variability of cash flows that are to be received or paid in connection with a recognized asset or liability (a "cash flow" hedge). Our policy is not to purchase or hold any foreign currency, interest rate or commodity contracts for trading purposes.

        We assess, both at the inception of the hedge and on an ongoing basis, whether hedges are highly effective. If it is determined that a hedge is not highly effective, we prospectively discontinue hedge accounting. For cash flow hedges, the effective portion of the related gains and losses is recorded as a component of other comprehensive income, and the ineffective portion is reported in earnings. Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged transaction affects earnings. In the event the anticipated transaction is no longer likely to occur, we recognize the change in fair value of the instrument in current period earnings. Changes in fair value hedges are recognized in current period earnings. Changes in the fair value of underlying hedged items (such as recognized assets or liabilities) are also recognized in current period earnings and offset the changes in the fair value of the derivative.

        In the Consolidated Statements of Cash Flows, hedge transactions are classified in the same category as the item hedged, primarily in operating activities.

        See also Note 5, "Financial Instruments."

Fair Value Measurements

Fair Value Measurements

        We define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities which are required to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability.

        We determine fair value based on a three-tier fair value hierarchy, which we use to prioritize the inputs used in measuring fair value. These tiers consist of Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring us to develop our own assumptions to determine the best estimate of fair value.

Treasury Shares

Treasury Shares

        We fund a portion of our employee-related expenses using shares of our common stock held in treasury. We elected to record net gains or losses associated with our use of treasury shares to retained earnings.

Revenue Recognition

Revenue Recognition

        Sales are recognized when persuasive evidence of an arrangement exists, pricing is determinable, delivery has occurred based on applicable sales terms, and collection is reasonably assured. Sale terms are generally free on board (f.o.b.) shipping point or f.o.b. destination, depending upon local business customs. For most regions in which we operate, f.o.b. shipping point terms are utilized and sales are recorded at the time of shipment, because this is when title and risk of loss are transferred. In certain regions, notably in Europe, f.o.b. destination terms are generally utilized and sales are recorded when the products are delivered to the customer's delivery site, because this is when title and risk of loss are transferred. Furthermore, sales, provisions for estimated returns, and the cost of products sold are recorded at the time title transfers to customers and when the customers assume the risks and rewards of ownership. Actual product returns are charged against estimated sales return allowances.

        Sales rebates and discounts are common practice in the industries in which we operate. Volume, promotional, price, cash and other discounts and customer incentives are accounted for as a reduction to gross sales. Rebates and discounts are recorded based upon estimates at the time products are sold. These estimates are based upon historical experience for similar programs and products. We review these rebates and discounts on an ongoing basis and accruals for rebates and discounts are adjusted, if necessary, as additional information becomes available.

Advertising Costs

Advertising Costs

        Advertising costs from continuing operations, which are included in "Marketing, general and administrative expense" in the Consolidated Statements of Income, were $10.6 million in 2013, $8.9 million in 2012, and $9.3 million in 2011. Our policy is to expense advertising costs as incurred.

Research and Development

Research and Development

        Research and development costs are related to research, design and testing of new products and applications and are expensed as incurred. Research and development expense from continuing operations, which is included in "Marketing, general and administrative expense" in the Consolidated Statements of Income, was $96 million in 2013, $98.6 million in 2012, and $93.8 million in 2011.

Pension and Postretirement Benefits

Pension and Postretirement Benefits

        Assumptions used in determining projected benefit obligations and the fair value of plan assets for our defined benefit pension plans and other postretirement benefit plans are evaluated by management in consultation with outside actuaries. In the event that we determine that changes are warranted in the assumptions used, such as the discount rate, expected long-term rate of return, or health care costs, future pension and postretirement benefit expenses could increase or decrease. Due to changes in market conditions or participant population, the actuarial assumptions that we use may differ from actual results, which could have a significant impact on our pension and postretirement liability and related cost. Refer to Note 6, "Pension and Other Postretirement Benefits," for further information on these assumptions.

Product Warranty

Product Warranty

        We provide for an estimate of costs that may be incurred under our basic limited warranty at the time product revenue is recognized. These costs primarily include materials and labor associated with the service or sale of the product. Factors that affect our warranty liability include the number of units installed or sold, historical and anticipated rate of warranty claims on those units, cost per claim to satisfy our warranty obligation and availability of insurance coverage. Because these factors are impacted by actual experience and future expectations, we assess the adequacy of our recorded warranty liability and adjust the amounts as necessary. Our product warranty liability was $1.3 million and $.5 million at year-end 2013 and 2012, respectively.

Long-Term Incentive Compensation

Long-Term Incentive Compensation

        No long-term incentive compensation expense was capitalized for the years ended 2013, 2012, or 2011.

        Changes in forfeiture rates are recorded as a cumulative adjustment in the period estimates are revised.

Valuation of Stock-Based Awards

        Our stock-based compensation expense is based on the fair value of awards, adjusted for estimated forfeitures, and is amortized on a straight-line basis over the requisite service period for stock options, restricted stock units ("RSUs"), and performance units ("PUs"). The compensation expense related to market-leveraged stock units ("MSUs") is based on the fair value of awards, adjusted for estimated forfeitures, and is amortized on a graded-vesting basis over their respective performance periods.

        Compensation expense awards with a market condition as a performance objective, which includes PUs and MSUs, is not adjusted if the condition is not met, as long as the requisite service period is met.

        The fair value of stock options is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for our expected dividend yield, expected stock price volatility, risk-free interest rate and the expected option term.

        The fair value of RSUs and certain PUs that are subject to achievement of performance objectives based on a performance condition is determined based on the closing price of our common stock as of the date of grant, adjusted for foregone dividends.

        The fair value of stock-based awards that are subject to achievement of performance objectives based on a market condition, which includes PUs and MSUs, is determined using the Monte-Carlo simulation model, which utilizes multiple input variables, including expected volatility assumptions and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the target performance objectives established for the award.

        Certain of these assumptions are based on management's estimates, in consultation with outside specialists. Significant changes in assumptions for future awards and actual forfeiture rates could materially impact stock-based compensation expense and our results of operations.

Valuation of Cash-Based Awards

        Cash-based awards consist of long-term incentive units ("LTI Units") granted to eligible employees. Cash-based awards are classified as liability awards and are remeasured at each quarter-end over the applicable vesting or performance period. In addition to LTI units that mirror the terms and conditions of RSUs, we also grant certain employees LTI units that mirror the terms and conditions of PUs and MSUs.

Accounting for Income Taxes for Stock-Based Compensation

        We elected to use the short-cut method to calculate the historical pool of windfall tax benefits related to employee and non-employee director stock-based compensation awards. In addition, we elected to follow the tax law ordering approach to determine the sequence in which deductions and net operating loss carryforwards are utilized, as well as the direct-only approach to calculate the amount of windfall or shortfall tax benefits.

        See also Note 10, "Long-term Incentive Compensation."

Litigation Matters

Litigation Matters

        We are involved in various lawsuits, claims, inquiries, and other regulatory and compliance matters, most of which are routine to the nature of our business. When it is probable that a loss will be incurred and where a range of the loss can be reasonably estimated, the best estimate within the range is accrued. When the best estimate within the range cannot be determined, the low end of the range is accrued. The ultimate resolution of these claims could affect future results of operations should our exposure be materially different from our estimates or should liabilities be incurred that were not previously accrued. Potential insurance reimbursements are not offset against potential liabilities, and such liabilities are not discounted. Refer to Note 8, "Contingencies," for further information.

Environmental Expenditures

Environmental Expenditures

        Environmental expenditures are generally expensed. However, environmental expenditures for newly acquired assets and those which extend or improve the economic useful life of existing assets are capitalized and amortized over the shorter of the estimated useful life of the acquired asset or the remaining life of the existing asset. We review our estimates of costs of compliance with environmental laws related to remediation and cleanup of various sites, including sites in which governmental agencies have designated us as a potentially responsible party. When it is probable that a loss will be incurred and where a range of the loss can be reasonably estimated, the best estimate within the range is accrued. When the best estimate within the range cannot be determined, the low end of the range is accrued. Potential insurance reimbursements are not offset against potential liabilities, and such liabilities are not discounted. Refer to Note 8, "Contingencies," for further information.

Asset Retirement Obligations

Asset Retirement Obligations

        We recognize a liability for the fair value of conditional asset retirement obligations based on estimates determined through present value techniques. An asset retirement is "conditional" when the timing and/or method of settlement of the retirement obligation is conditional upon a future event that may or may not be within our control. Our asset retirement obligations primarily relate to lease restoration costs. Our estimated liability associated with asset retirement obligations was $5.4 million and $11.9 million at year-end 2013 and 2012, respectively.

Restructuring Costs

Restructuring Costs

        We have compensation plans that provide eligible employees with severance in the event of an involuntary termination due to qualifying cost reduction actions. We calculate severance using the benefit formula under the plans. Accordingly, we record provisions for severance and other exit costs (including asset impairment charges and lease and other contract cancellation costs) when they are probable and estimable. In the absence of a plan or established local practice for overseas jurisdictions, liabilities for restructuring costs are recognized when incurred. See also Note 11, "Cost Reduction Actions."

Taxes Based on Income

Taxes Based on Income

        Deferred tax assets and liabilities reflect temporary differences between the amount of assets and liabilities for financial and tax reporting purposes. These amounts are adjusted, as appropriate, to reflect changes in tax rates expected to be in effect when the temporary differences reverse. A valuation allowance is recorded to reduce our deferred tax assets to the amount that is more likely than not to be realized. Changes in tax laws or accounting standards and methods may affect recorded deferred taxes in future periods.

        Income taxes have not been provided on certain undistributed earnings of international subsidiaries because the earnings are considered to be indefinitely reinvested.

        When establishing a valuation allowance, we consider future sources of taxable income such as "future reversals of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards" and "tax planning strategies." A tax planning strategy is defined as "an action that: is prudent and feasible; an enterprise ordinarily might not take, but would take to prevent an operating loss or tax credit carryforward from expiring unused; and would result in realization of deferred tax assets." In the event we determine a deferred tax asset will not be realized in the future, the valuation adjustment to the deferred tax asset will be charged to earnings in the period in which we make such a determination. We also acquired certain net deferred tax assets with existing valuation allowances in prior years. If it is later determined that it is more likely than not that a deferred tax asset will be realized, we will release the valuation allowance to current earnings or adjust the purchase price allocation.

        We calculate our current and deferred tax provision based on estimates and assumptions that could differ from the actual results reflected in income tax returns filed in subsequent years. Adjustments based on filed returns are recorded when identified.

        Investment tax credits are accounted for in the period earned in accordance with the flow-through method.

        The amount of income taxes we pay is subject to ongoing audits by federal, state and foreign tax authorities. Our estimate of the potential outcome of any uncertain tax issue is subject to management's assessment of relevant risks, facts, and circumstances existing at that time. We use a more-likely-than-not threshold for financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. We record a liability for the difference between the benefit recognized and measured and tax position taken or expected to be taken on our tax returns. To the extent that our assessment of such tax positions changes, the change in estimate is recorded in the period in which the determination is made. We report tax-related interest and penalties as a component of income tax expense.

        Our estimates and assumptions used for determining realization of deferred tax assets and the outcome of uncertain tax issues are subject to our assessment of relevant risks, facts, and circumstances existing as of the balance sheet date. Our future results may include favorable or unfavorable adjustments that may materially impact our effective tax rate and/or our financial results.

        See also Note 12, "Taxes Based on Income."

Net Income Per Share

Net Income Per Share

        Net income per common share was computed as follows:

(In millions, except per share amounts)		2013	2012	2011

(A)	Income from continuing operations	$244.3	$157.6	$141.7
(B)	(Loss) income from discontinued operations, net of tax	(28.5)	57.8	48.4

(C)	Net income available to common shareholders	$215.8	$215.4	$190.1

(D)	Weighted-average number of common shares outstanding	98.4	102.6	105.8
	Dilutive shares (additional common shares issuable under employee stock-based awards)	1.7	.9	1.0

(E)	Weighted-average number of common shares outstanding, assuming dilution	100.1	103.5	106.8

Net income (loss) per common share:
Continuing operations (A) ÷ (D)		$2.48	$1.54	$1.34
Discontinued operations (B) ÷ (D)		(.29)	.56	.46

Net income per common share (C) ÷ (D)		$2.19	$2.10	$1.80

Net income (loss) per common share, assuming dilution:
Continuing operations (A) ÷ (E)		$2.44	$1.52	$1.33
Discontinued operations (B) ÷ (E)		(.28)	.56	.45

Net income per common share, assuming dilution (C) ÷ (E)		$2.16	$2.08	$1.78

        Certain stock-based compensation awards were not included in the computation of net income per common share, assuming dilution, because they would not have had a dilutive effect. Stock-based compensation awards excluded from the computation totaled approximately 7 million shares in 2013, 12 million shares in 2012, and 11 million shares in 2011.

Comprehensive Income

Comprehensive Income

        Comprehensive income, net of tax, includes net income, foreign currency translation adjustment, net actuarial loss, prior service cost and net transition assets, and the gains or losses on the effective portion of cash flow and firm commitment hedges that are currently presented as a component of shareholders' equity.

        The changes in "Accumulated other comprehensive loss" (net of tax) for the year 2013 were as follows:

(In millions)	Net Gain (Loss) on Derivative Instruments Designated as Cash Flow and Firm Commitment Hedges	Net Actuarial Gain (Loss), Prior Service Cost and Net Transition Assets, Less Amortization	Foreign Currency Translation Adjustment	Total

Balance as of December 29, 2012	$(2.0)	$(456.5)	$180.5	$(278.0)
Other comprehensive income (loss) before reclassifications, net of tax	.8	29.4	(53.3)	(23.1)
Reclassifications to net income, net of tax	.2	9.0	10.8	20.0

Net current-period other comprehensive income (loss), net of tax	1.0	38.4	(42.5)	(3.1)

Balance as of December 28, 2013	$(1.0)	$(418.1)	$138.0	$(281.1)

        Cash flow and firm commitment hedging instrument activities in other comprehensive loss, net of tax, were as follows:

(In millions)	2012

Beginning accumulated derivative loss	$(6.9)
Reclassifications to net income	6.0
Net change in the revaluation of hedging transactions	(1.1)

Ending accumulated derivative loss	$(2.0)

        The effects of amounts reclassified from "Accumulated other comprehensive loss" to income from continuing operations for the year 2013 were as follows:

(In millions)	Amounts Reclassified from Accumulated Other Comprehensive Loss	Affected Line Item in the Statement Where Net Income is Presented

Gains (losses) on cash flow hedges:
Foreign exchange contracts	$.6	Cost of products sold
Commodity contracts	(1.2)	Cost of products sold
Interest rate contracts	(.1)	Interest expense

	(.7)	Total before tax
	.2	Benefit from income taxes

	(.5)	Net of tax
Amortization of defined benefit pension items	(23.5)	(a)
	7.8	Benefit from income taxes

	(15.7)	Net of tax

Total reclassifications for the period	$(16.2)	Total, net of tax

(a)
See Note 6, "Pension and Other Postretirement Benefits," for more information.

        During 2013, we reclassified $6.4 million (net of tax) from "Accumulated other comprehensive loss" to "(Loss) income from discontinued operations, net of tax," related to a net gain from curtailment in our domestic defined benefit plans and settlements from certain international pension plans as a result of the sale of the OCP and DES businesses. Refer to Note 6, "Pension and Other Postretirement Benefits," for more information.

        Additionally, during 2013, we recognized $10.8 million (net of tax) of currency translation loss from "Accumulated other comprehensive loss" to "(Loss) income from discontinued operations, net of tax" as a result of the sale of the OCP and DES businesses.

        The following table sets forth the tax expense (benefit) allocated to each component of other comprehensive income (loss):

(In millions)	2013	2012	2011

Foreign currency translation adjustment	$–	$.9	$–
Pension and other postretirement benefits:
Net actuarial gain (loss)	26.4	(38.3)	(56.4)
Prior service (cost) credit	(7.5)	–	12.8
Reclassifications to net income:
Amortization of net actuarial loss	9.4	6.9	4.7
Amortization of prior service credit	(1.3)	(1.5)	(.7)
Amortization of transition asset	–	(.1)	(.1)
Net curtailment on pension and post-retirement benefit obligations	(4.8)	–	–
Settlement on pension obligations	.6	.2	–
Derivative financial instruments:
Losses (gains) recognized on cash flow hedges	.2	(.7)	(1.1)
Reclassifications to net income	.1	3.7	2.4

Income tax expense (benefit) related to items of other comprehensive income (loss)	$23.1	$(28.9)	$(38.4)

Business Combinations

Business Combinations

        We record the assets acquired and liabilities assumed from acquired businesses at fair value, and we make estimates and assumptions to determine fair value.

        We utilize a variety of assumptions and estimates that are believed to be reasonable in determining fair value for assets acquired and liabilities assumed. These assumptions and estimates include estimated discounted cash flow analysis, growth rates, discount rates, current replacement cost for similar capacity for certain assets, market rate assumptions for certain obligations and certain potential costs of compliance with environmental laws related to remediation and cleanup of acquired properties. We also utilize information obtained from management of the acquired businesses and our historical experience from previous acquisitions.

        We apply significant assumptions and estimates in determining the fair values of certain intangible assets resulting from the acquisitions (such as customer relationships, patents and other acquired technology, and trademarks and trade names, as well as related applicable useful lives), property, plant and equipment, receivables, inventories, investments, tax accounts, environmental liabilities, stock-based compensation awards, lease commitments and restructuring and integration costs. Unanticipated events and circumstances may occur that could affect the accuracy or validity of such assumptions, estimates or actual results. Generally, changes to the fair values of assets acquired and liabilities assumed (including cost estimates for certain obligations and liabilities) are recorded as an adjustment to goodwill during the purchase price allocation period (generally within one year of the acquisition date) and as operating expenses thereafter.

Assets Held for Sale	Assets Held for Sale We measure assets held for sale at the lower of their carrying amount or fair value less costs to sell.
Recent Accounting Requirements

Recent Accounting Requirements

        In July 2013, the Financial Accounting Standards Board ("FASB") issued guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar loss, or a tax credit carryforward exists. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2013. We do not anticipate that adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

        In March 2013, the FASB issued new accounting guidance clarifying the accounting for the release of cumulative translation adjustments into net income when a parent company either (i) sells a part or all of its investment in a foreign entity or (ii) no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2013. We do not anticipate that adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

Transactions with Related Persons

Transactions with Related Persons

        We enter into transactions with related persons infrequently. In cases in which we do enter into these transactions, we believe that they are in the ordinary course of business and on terms that would have been obtained from unaffiliated third persons.

        One of our former directors, Peter W. Mullin, who retired from our Board of Directors on April 25, 2013, was the chairman, chief executive officer and majority stockholder in various entities (collectively referred to as the "Mullin Companies") that previously provided executive compensation, benefits consulting and insurance agency services to us. In October 2008, the assets of the Mullin Companies were sold to a subsidiary of Prudential Financial, Inc. ("Prudential"). We pay premiums to insurance carriers for life insurance originally placed by the Mullin Companies in connection with our various employee benefit plans. Mr. Mullin received approximately $.1 million in each of the fiscal years ended 2012 and 2011, from the commissions earned by Prudential from those insurance carriers. Mr. Mullin's share of the commissions was determined in accordance with the terms of a commission sharing agreement entered into between Mr. Mullin and Prudential at the time of the sale. In addition, substantially all of the life insurance policies we originally placed through the Mullin Companies were issued by insurance carriers that participated in reinsurance agreements with M Life Insurance Company ("M Life"), a wholly-owned subsidiary of M Financial Holdings, Inc., a company in which the Mullin Companies own a minority interest and for which Mr. Mullin serves as chairman. Mr. Mullin received approximately $.3 million and $.1 million in 2012 and 2011, respectively, from the net reinsurance gains of M Life. A portion of the reinsurance gains received by Mr. Mullin were subject to forfeiture in certain circumstances.